                                 ANNUAL REPORT


                               October 31, 1997



                             THE TOCQUEVILLE TRUST
                                 MUTUAL FUNDS


                             The Tocqueville Fund
                     The Tocqueville Small Cap Value Fund
                   The Tocqueville International Value Fund
                        The Tocqueville Government Fund



                              [LOGO] Tocqueville

--------------------------------------------------------------------------------
This report is not authorized for distribution to prospective investors unless preceded or accompanied by a currently effective prospectus of the Tocqueville Trust. Please call 1-800-697-FUND (3863) for a free prospectus. Read it care-fully before you invest.

The Tocqueville Fund
--------------------------------------------------------------------------------

DEAR FELLOW SHAREHOLDER:

   The recently ended fiscal year was a remarkable one for The Tocqueville Fund. Our total return of 34.5% for the fiscal year ended October 31, 1997, coming on top of two very strong years of returns means that a shareholder's asset value has nearly doubled over the three-year period. Our performance was led by very strong results from Varco International, an oil service equipment company, IBM, Bristol Myers Squibb, BankAmerica Corp., AT&T Corp., Catellus Development Corp., a real estate development company, Measurex Corp. (which was taken over during the year), Burlington Industries, Kmart Corp. and Financial Security Assurance Holdings Ltd, a municipal bond insurer. Just as importantly, we held very few stocks during the year which negatively impacted performance. Indeed, no one stock position had more than a .75% negative impact on the Fund's total return.

   Over the same period, the domestic equity markets have been highly favora-ble, The Standard and Poor's Stock Index registered a return of 32.1% over the fiscal year. This extraordinary period in stock market history, as enjoyable as it has been, also raises for us a not-so-subtle warning flag.

   Much has been written about the ongoing difficulties in Asia. While we believe equity valuations and probably, currencies, have overreacted, there is little doubt that economic activity in that region will contract next year. Almost certainly these countries will emphasize exports to reignite growth. Although trade with many of these countries does not constitute a significant portion of U.S. economic activity, the impact this is likely to have on many companies will be greater than the mere numbers would imply. Pricing, margins and corporate profitability will be affected.

   While it is true that an imminent recession in the U.S. does not seem to be at hand, it is also true that the outlook for corporate profits in the year ahead is not robust. We expect, in fact, to see continued downward revisions of earnings estimates as the year unfolds. Given the already rich valuation for market averages, this earnings outlook is not a recipe for further strong gains in the market. Consequently, while we are always cautious, we currently find ourselves even more diligent than usual in our approach to equities.

   Notwithstanding our view of the overall market, we will continue to focus on neglected or out-of-favor stocks selling at significant discounts to their longer-term intrinsic value. We expect to find opportunities in these sectors in the future as we have in the past, regardless of market conditions. But we will not hesitate to sell stocks that no longer meet our value discipline. As always, with the bulk of our own personal assets invested in the Fund, our first priority remains preservation of capital.

Robert W. Kleinschmidt
Francois Sicart
Portfolio Managers

                                TOCQUEVILLE FUND

                                               Tocqueville Fund
                     Tocqueville Fund     (assuming a 4% front-end
                    (at Net Asset Value)     load at Inception)       S&P 500
                    --------------------  ------------------------    -------
10/31/87                    10,000                  9,600             10,000
10/31/88                    12,109                 11,625             11,480
10/31/89                    14,136                 13,571             14,511
10/31/90                    13,661                 13,115             13,425
10/31/91                    16,079                 15,436             17,923
10/31/92                    18,480                 17,741             19,708
10/31/93                    22,858                 21,943             22,652
10/31/94                    24,618                 23,633             23,529
10/31/95                    28,559                 27,416             29,750
10/31/96                    35,036                 33,635             36,920
10/31/97                    47,109                 45,225             48,775

This chart assumes an initial investment of $10,000 made on 10/31/87. Perfor-mance reflects fee waivers in effect. In the absence of fee waivers, total re-turn would be reduced. Returns shown include the reinvestment of all dividends and other distributions. Past performance is not predictive of future perfor-mance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost.

                       AVERAGE ANNUAL RATE OF RETURN (%)
                      FOR PERIODS ENDED OCTOBER 31, 1997
-------------------------------------------------------------------------------

                                                          10
                                   1 YEAR 3 YEAR 5 YEAR  YEAR
--------------------------------------------------------------
Tocqueville Fund--Net Asset Value  34.46% 24.15% 20.58% 16.76%
Tocqueville Fund--Load             29.08% 22.48% 19.61% 16.29%
Standard & Poor's 500 Stock Index  32.11% 27.51% 19.87% 17.17%

-------------------------------------------------------------------------------

The Tocqueville Small Cap Value Fund
--------------------------------------------------------------------------------

DEAR FELLOW SHAREHOLDER:

   I am pleased to report that the Tocqueville Small Cap Value Fund maintained its excellent performance. For the twelve month period ended October 31, 1997, your portfolio of value-stocks posted a 36.02% increase in Net Asset Value to $16.30 per share. Since its creation on August 1, 1994, your Fund has appreci-ated 98.39%. These performance numbers compare quite favorably with returns of 29.33% and 86.98% for the Russell 2000 Index over the same periods. The Russell 2000 Index is the most widely accepted benchmark for small cap stocks. While my investment strategy is not to outperform any indices, I will certainly try my best to maintain that performance in the future.

DIVIDEND DECLARED

   Shareholders of the Fund on the Record Date of December 11, 1997 received capital gains distributions of $1.73 per share, payable December 12, 1997.

CAUTIOUS OPTIMISM MAINTAINED

   Your Fund has performed extremely well over the past three years. These strong results certainly validate our strategy of buying good quality stocks when they are down. Looking forward, the long-term economic outlook for the stocks which we own looks either promising now, or likely to improve within a year or so in the case of our most severely depressed holdings. As a result, I remain cautiously optimistic, keeping in mind, however, that this could change. Common stocks represented 91.5% of assets held on October 31, 1997. US Treasury Bonds, Convertible Bonds and cash equivalents accounted for the balance.

   Looking at the portfolio in broadly defined strategic terms, I increased my investments in "sunrise industries" and "service industries" at very attractive (i.e. very depressed) prices. Broadly defined sunrise industries now account for 66% of the portfolio. Looking at the portfolio another way, 52% is invested in service industries. Conceptually, this should give our portfolio a much higher future growth profile than we had in the past. For example, our three largest holdings are providers of computer technology services to corporate and education markets. Our 17.9% investment in communications is positioning us to eventually benefit from a renewed wave of capital spending in computer teleph-ony integration products, as well as from renewed spending for the delivery of advanced cable TV and electronic products directly to the home. What follows is a listing of our ten largest positions, which represent 47% of assets.

-------------------------------------------------------------------------------

TEN LARGEST POSITIONS

  Unisys Corporation (7.1%)         Computer software support services
  Systems & Computer Technology
   (5.2%)                           Computer software support services
  National Computer Systems (5.1%)  Computer software and database services
  O'Sullivan Industries Hldgs.
   (4.7%)                           Producer of Ready-To-Assemble furniture
  Sensormatic Electronics (4.4%)    World leader in store security systems
  PSC, Inc. (4.2%)                  Producer of bar-code, data capture systems
  Franklin Electronics Publishing
   (4.1%)                           Handheld electronic reference books
  Owens & Minor Corp. (4.1%)        Wholesale of medical/surgical supplies
  Wave Technologies (3.8%)          Technical schools for computer technology
  Antec Corp. (3.8%)                Distributes/manufactures CATV products

   For the benefit of our new shareholders, I will review the basic tenets of my investment strategy.

LONG TERM ORIENTATION

   I believe that successful investing requires considerable attention to "how much you pay for what you buy," considerable patience coupled with the will-ingness to accept some temporary discomfort, and lastly, true long-term com-mitment. Central to my thinking is the belief that whatever is taking place today at a company is the result of strategies implemented many months and possibly years ago. As a matter of fact, most of my big winners usually had a mediocre performance during the first year I owned them. Consequently, most of my analytical attention centers on long-term strategic "vision" issues.

   In addition, I believe that successful long-term investments are those made in "good busi-nesses." Consequently, most of my bottom-up analytical work cen-ters on selecting "good businesses" from an entrepreneurial perspective.

INVESTING WISELY

   My concept of "Investing Wisely" means investing in "good businesses" when they are already down significantly in price. To that end, I follow a time-tested three step process:

   STEP #1: RESTRICT ALL PURCHASES OF NEW STOCKS TO THOSE THAT ARE ALREADY DOWN SUBSTANTIALLY IN PRICE. I very rarely violate this value precept when making new purchases. For instance, based on cost, the 38 stocks which we owned on October 31, 1997 were down on average of 35% and 44% from their re-spective 12 months' and 60 months' highs. Consequently, many of these stocks were receiving scant coverage from Wall Street when we acquired them, and quite a few were actually receiving negative press.

-------------------------------------------------------------------------------

   STEP #2: SYSTEMATICALLY SCREEN THESE "DOWN AND OUT" STOCKS FOR FINANCIAL STRENGTH. I believe that strained finances are a clear indication of poor business fundamentals. I shun poor businesses, no matter how inexpensive they are. Conversely, I have a strong affinity for self-reliant and practically debt-free companies. My logic is that people who properly manage their fi-nances are least likely to disappoint me. The average debt-to-capitalization ratio of all stocks in the Fund's portfolio is a very conservative 21%, with an equally strong average quick ratio (cash and receivables/current liabili-ties) of 2.2 times.

   STEP #3: "INVEST TO WIN." While this is by far the most difficult task, its logic is quite compelling. Starting with a selection of stocks that have de-clined substantially in price and retained their financial strength, I single out the so-called "good businesses" that I want to buy and hold for the long term. Good businesses should have very distinctive features, which I rank in the following order of importance.

SELECTING GOOD BUSINESSES

   . MANAGEMENT INTEGRITY REPUTATION AND SOCIAL RESPONSIBILITY. I can not identify a single successful long-term investment lacking these complementary qualities. I view the level of integrity at the top of any organization as the single most critical ingredient required for success over the long term. In-tegrity directly sets the tone for the organization's strategies, and it indi-rectly sets the intensity of management's commitment to the business. Integ-rity defuses most adversarial labor-management conflicts, and thus improves productivity. Integrity also fosters accountability. Reputation allows organi-zations to hire and retain the best people available, and to stay ahead of their competition. I view social responsibility as the necessary foundation of all worthy investment activities.

   . GROWTH POTENTIAL. A good investment should offer its owner solid pros-pects of long-term growth, profitability and financial security. These invest-ments are usually found in emerging or service industries. Approximately 66% of Fund assets are invested in these sectors which include 5 of our ten largest positions: Unisys Corp., Owens & Minor, Na-tional Computer Systems, Systems & Computer Technology, and Wave Technologies.

   . NEW PRODUCTS. Good businesses are usually built around very successful new products. At the moment, fourteen of our 38 companies have new products under development that, if successful over the long term, could very signifi-cantly improve their earnings potential.

   . PROPRIETARY STRENGTH. Good businesses often fashion proprietary skills into strong competitive tools. For example, nearly all of the electronic dic-tionaries and electronic reference books manufactured by Franklin Electronics are protected by patents, proprietary know-how, and marketing agreements.

--------------------------------------------------------------------------------

   . MARKET SHARE POSITION. Good businesses often hold high market share posi-tions in their industries. Current portfolio examples include Sensormatic Elec-tronics, the world's largest provider of store security systems; O'Sullivan In-dustries, the largest US producer of ready-to-assemble furniture.

   . HIGH INSIDER OWNERSHIP. I am comfortable with high levels of insider own-ership, as long as I see little insider selling. My theory is that insiders with money at risk are most likely to tend to the business, and to truly manage the enterprise for the long term. On average, insiders owned 18% of our stocks, and ten of our 38 stocks had insider ownership levels of more than 30%.

   . REPEAT SALES OF CONSUMABLE PRODUCTS. Good businesses generally have a close day-to-day working relationship with their customers, and often sell products or services which are consumed rapidly. Over the years, good busi-nesses build an installed base of satisfied "pre-sold" customers by simply pro-viding value-added services. Such businesses eventually benefit from a fairly steady flow of repeat sales, as well as growing maintenance, repair and over-haul (MRO) revenues. Twelve of our 38 stocks have a relatively high mix of re-peat sales, including Owens & Minor among our top ten holdings.

   In closing, let me say that I welcome questions, comments or observations which you may have. I am also very grateful that you chose the Tocqueville Small Cap Value Fund to realize your long-term investment objectives.

Jean-Pierre Conreur
Portfolio Manager

                     THE TOCQUEVILLE SMALL CAP VALUE FUND

                 Tocqueville      Tocqueville Small Cap Value
            Small Cap Value Fund       Fund (assuming a 4%      Russell 2000
            (at Net Asset Value)  front-end load at Inception)     Index
            --------------------  ----------------------------  -------------

8/1/94             10,000                    9,600                 10,000
10/31/94           10,220                    9,811                 10,479
10/31/95           12,184                   11,697                 12,400
10/31/96           14,586                   14,002                 14,458
10/31/97           19,840                   19,046                 18,699

This chart assumes an initial investment of $10,000 made on 8/1/94 (incep-tion). Performance reflects fee waivers in effect. In the absence of fee waiv-ers, total return would be reduced. Returns shown include the reinvestment of all dividends and other distributions. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost.

     AVERAGE ANNUAL RATE OF RETURN (%) FOR PERIODS ENDED OCTOBER 31, 1997
-------------------------------------------------------------------------------

                                      SINCE INCEPTION
                        1 YEAR 3 YEAR     8/1/94
-----------------------------------------------------
Tocqueville Small Cap
 Value Fund--Net Asset
 Value                  36.02% 24.75%     23.43%
Tocqueville Small Cap
 Value Fund--Load       30.55% 23.04%     21.88%
Russell 2000 Index      29.33% 21.29%     21.22%
-----------------------------------------------------

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

The Tocqueville International Value Fund

--------------------------------------------------------------------------------
DEAR FELLOW SHAREHOLDER:

   The recent fiscal year was an eventful one. After reporting to you, in our May 1997 semi-annual letter, that both the European and the Asian portions of our portfolio had performed well, the Asian currency and financial crisis got underway in earnest.

   As contrarian, value investors, there are times when we must make the deci-sion to switch money from our winners--because they have become popular among investors and offer less attractive value--to go bottom-fishing in other areas of investment. During the summer, we made the decision to progressively take profits in Europe, and to increase our exposure to Asia, where a few markets-- and within those markets specific securities--had already suffered significant declines.

   In retrospect, it is clear that this decision was early and that we underes-timated the power of international capital flows to transform a market correc-tion into a financial spiral. In particular, while we had anticipated currency depreciations in the order of 15% or so, many have since declined by 40% or more. The currency turmoil, combined with stock sell-offs typical of the late stages of a bear market, produced some significant losses in the Asian portion of our portfolio, even on shares that we only started accumulating at prices more than 50% below their previous highs. As a result, the net asset value of a share of our Fund ended the fiscal year with a loss of 14.32%, against a gain of 4.63% for the Morgan Stanley EAFE index.

   In recent months, we have reviewed all our positions in light of develop-ments in the Asian region, and also took a trip to Asia to visit many of the companies in which we had invested.

   Our approach seldom allows for precise timing of investments: we accumulate investments on the way down, and sell them on the way up, after they have reached our objectives--as we did in Europe. The main difference with Asia is that the volatility on the way down has been extraordinary. Still, I came back from our trip convinced that the region's economies, with their proven ability to adapt to sudden and drastic change, will recover and prosper over time. I was also comforted in the belief that the individual companies in our portfo-lio, with good leaders and an equally-well demonstrated ability to cope with change, have reached panic-valuation levels that are compelling for a value in-vestor.

   In summary, we have confirmed that our current strategy, though imperfect in timing, is consistent with our proven contrarian, value discipline. An intensi-fied due-diligence effort on individual companies in our portfolio has con-vinced us of their underlying values. As a result, we intend to steadily in-crease the portfolio's exposure to attractive Asian investments, so as to reap the full benefit of an eventual rebound in the region's markets which, when it happens, could be just as spectacular as the recent meltdown.

Francois Sicart
Portfolio Manager

                   THE TOCQUEVILLE INTERNATIONAL VALUE FUND

                                   Tocqueville Int'l
                Tocqueville           Value Fund
             Int'l Value Fund  (assuming a 4% front-end    Morgan Stanley    Morgan Stanley
          (at Net Asset Value)    load at Inception)      Europe 14 Index      EAFE Index
          -------------------- ------------------------   ---------------    --------------
8/1/94             10,000              9,600                    10,000           10,000
10/31/94           10,020              9,619                    10,340           10,244
10/31/95           10,830              10,393                   11,706           10,206
10/31/96           12,570              12,067                   13,751           11,275
10/31/97           10,770              10,339                   17,323           11,797

This chart assumes an initial investment of $10,000 made on 8/1/94 (incep-tion). Performance reflects fee waivers in effect. In the absence of fee waiv-ers, total return would be reduced. Returns shown include the reinvestment of all dividends and other distributions. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost.

     AVERAGE ANNUAL RATE OF RETURN (%) FOR PERIODS ENDED OCTOBER 31, 1997
-------------------------------------------------------------------------------

                                                             SINCE INCEPTION
                                            1 YEAR   3 YEAR      8/1/94
----------------------------------------------------------------------------
Tocqueville International Value Fund--Net
 Asset Value                                (14.32)%  2.43%        2.30%
Tocqueville International Value Fund--Load  (17.73)%  1.04%        1.02%
Morgan Stanley Europe 14 Index                25.98% 18.77%       18.34%
Morgan Stanley EAFE Index                      4.63%  4.82%        5.20%
----------------------------------------------------------------------------

The Tocqueville Government Fund
--------------------------------------------------------------------------------

DEAR FELLOW SHAREHOLDER:

   For the fiscal year ended October 31, 1997, The Tocqueville Government Fund generated a total return of 5.42%. This compares with 7.32% for the Lehman Brothers Intermediate Government Index for the same period.

   The Fund's investment philosophy is to focus primarily on preservation of capital and secondarily on generating competitive current income. The alterna-tive to the fund, in our view, is government money market funds. Our objective is to generate returns better than those available in government money market funds while minimizing downside volatility. We believe that we accomplished those goals in fiscal 1997.

   The severe volatility in the equity markets in recent months is in stark contrast to a steadily rising bond market. A flight to quality has benefitted bonds on the long end. Meanwhile, the yield curve remains quite flat, providing little incentive to lengthen maturities at this point in time.

   The outlook for the foreseeable future is historically low and declining in-terest rates as government budgets attain or remain in surplus. A weaker world-wide economy should also contribute to this trend. As a result, returns avail-able in intermediate government securities are likely to be modest. The poten-tial for modest capital gains exist, but we do not see a major opportunity. There are very few intermediate-term government securities selling at a big discount to par value in this interest rate environment. While bonds can move to a premium to par, their upside potential is limited.

   Risks, due to a possible sharp correction in the bond market, do not appear great at this time, but we will remain vigilant. At year-end, our average matu-rity was only 1.9 years, so our exposure to an unlikely backing up of interest rates is slight.

Robert W. Kleinschmidt
Portfolio Manager

                        THE TOCQUEVILLE GOVERNMENT FUND

                                                 Tocqueville Government Fund
                   Tocqueville Government Fund    (assuming a 4% front-end     Lehman Brothers Intermediate
                       (at Net Asset Value)          load at Inception)             Government Index
                   ---------------------------   ---------------------------   ----------------------------
Lehman Brothers
9/4/95                      10,000                          9,600                        10,000
10/31/95                    10,096                          9,682                        10,177
10/31/96                    10,689                         10,261                        10,754
10/31/97                    11,268                         10,817                        11,541

This chart assumes an initial investment of $10,000 made on 9/4/95 (incep-tion). Performance reflects fee waivers in effect. In the absence of fee waiv-ers, total return would be reduced. Returns shown include the reinvestment of all dividends and other distributions. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost.

                       AVERAGE ANNUAL RATE OF RETURN (%)
                      FOR PERIODS ENDED OCTOBER 31, 1997
-------------------------------------------------------------------------------

                                                 1   SINCE INCEPTION
                                               YEAR      9/4/95
--------------------------------------------------------------------
Tocqueville Government Fund--Net Asset Value   5.42%      5.68%
Tocqueville Government Fund--Load              1.22%      3.68%
Lehman Brothers Intermediate Government Index  7.32%      6.84%
--------------------------------------------------------------------

                              THE TOCQUEVILLE FUND

                              FINANCIAL HIGHLIGHTS


--------------------------------------------------------------------------------

                                          CLASS A                              CLASS B
                                          -------                              -------
                                  YEAR ENDED OCTOBER 31,               PERIOD FROM    PERIOD FROM
                                  ----------------------               NOVEMBER 1,    AUGUST 14,
PER SHARE OPERATING                                                      1995 TO        1995 TO
PERFORMANCE                                                            AUGUST 16,     OCTOBER 31,
(FOR A SHARE OUTSTANDING   1997     1996     1995     1994     1993     1996 (G)         1995
THROUGHOUT THE PERIOD)     ----     ----     ----     ----     ----    -----------    -----------
Net asset value, begin-
 ning of period           $ 15.85  $ 14.07  $ 13.74  $ 13.67  $ 11.83    $14.01         $14.68
                          -------  -------  -------  -------  -------    ------         ------
Income from investment
 operations:
Net investment income        0.06     0.07     0.15     0.12     0.11      0.12            --
Net realized and
 unrealized gain (loss)      5.15     2.92     1.70     0.88     2.55      2.15          (0.67)
                          -------  -------  -------  -------  -------    ------         ------
Total from investment
 operations                  5.21     2.99     1.85     1.00     2.66      2.27          (0.67)
                          -------  -------  -------  -------  -------    ------         ------
Less distributions
Dividends from net in-
 vestment income             (.06)   (0.15)   (0.11)   (0.14)   (0.16)    (0.15)           --
Distributions from net
 realized gains              (.79)   (1.06)   (1.41)   (0.79)   (0.66)    (1.06)           --
                          -------  -------  -------  -------  -------    ------         ------
Total distributions          (.85)   (1.21)   (1.52)   (0.93)   (0.82)    (1.21)           --
                          -------  -------  -------  -------  -------    ------         ------
Change in net asset
 value for the period        4.36     1.78     0.33     0.07     1.84      1.06          (0.67)
                          -------  -------  -------  -------  -------    ------         ------
Net asset value, end of
 period                   $ 20.21  $ 15.85  $ 14.07  $ 13.74  $ 13.67    $15.07         $14.01
                          -------  -------  -------  -------  -------    ------         ------
Total Return (b)(c)          34.5%    22.7%    16.0%     7.7%    23.7%     17.2 %         (4.6)%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of pe-
 riod (000 for Class A)   $64,998  $42,414  $33,438  $29,140  $27,745    $    0         $  191
Ratio to average net as-
 sets:
 Expenses (a)(d)             1.40%    1.49%    1.54%    1.54%    1.56%     1.98 %(f)       --
 Net investment income
  (loss) (a)(d)               .34%     .44%    1.07%    0.87%    0.96%    (0.21)%(f)       --
Portfolio turnover rate        48%      48%      47%      52%      54%       48 %          --
Average commission rate
 paid (e)                 $ .0599  $ .0596                               $.0596

--------
(a) Net of fees waived amounting to 0.25%, 0.16% and 0.02% of average net as-sets for the periods ended October 31, 1997, October 31, 1996 and October 31, 1995, respectively, for Class A Shares.
(b) Does not include maximum sales charge of 4% for Class A Shares.
(c) Does not include contingent deferred sales charge for Class B Shares. Not annualized.
(d) Net of fees waived amounting to 0.16% of average net assets for the period ended October 31, 1996 for Class B Shares.
(e) Average per share amounts of brokerage commissions on portfolio transac-tions. Required by regulations issued in 1995.
(f)  Annualized.
(g) On August 16, 1996, all Class B Shares were converted into Class A Shares.

                      THE TOCQUEVILLE SMALL CAP VALUE FUND

                              FINANCIAL HIGHLIGHTS


--------------------------------------------------------------------------------

                                          CLASS A                                     CLASS B
                          --------------------------------------------- -----------------------------------
                                YEAR ENDED
                               OCTOBER 31,
                               -----------               PERIOD FROM       PERIOD FROM       PERIOD FROM
PER SHARE OPERATING                                     AUGUST 1, 1994   NOVEMBER 1, 1995  AUGUST 14, 1995
PERFORMANCE                                                   TO                TO                TO
(FOR A SHARE OUTSTANDING   1997      1996      1995    OCTOBER 31, 1994 AUGUST 16, 1996(G) OCTOBER 31, 1995
THROUGHOUT THE PERIOD)     ----      ----      ----    ---------------- ------------------ ----------------
Net asset value,
 beginning of period      $ 13.37   $ 11.91   $10.22        $10.00            $11.87            $12.35
                          -------   -------   ------        ------            ------            ------
Income from investment
 operations:
Net investment income
 (loss)                     (0.05)    (0.10)   (0.05)         0.02             (0.07)              --
Net realized and
 unrealized gain (loss)      4.44      2.33     1.96          0.20              1.18             (0.48)
                          -------   -------   ------        ------            ------            ------
Total from investment
 operations                  4.39      2.23     1.91          0.22              1.11             (0.48)
                          -------   -------   ------        ------            ------            ------
Less distributions
Dividends from net
 investment income            --        --     (0.03)          --                --                --
Distributions from net
 realized gains             (1.46)    (0.77)   (0.19)          --              (0.77)              --
                          -------   -------   ------        ------            ------            ------
Total distributions         (1.46)    (0.77)   (0.22)          --              (0.77)              --
                          -------   -------   ------        ------            ------            ------
Change in net asset
 value for the period        2.93      1.46     1.69          0.22              0.34             (0.48)
                          -------   -------   ------        ------            ------            ------
Net asset value, end of
 period                   $ 16.30   $ 13.37   $11.91        $10.22            $12.21            $11.87
                          -------   -------   ------        ------            ------            ------
Total Return (b)(c)          36.0%     19.7 %   19.2 %         2.2%              9.7 %            (3.9)%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of
 period (000 for Class
 A)                       $20,587   $11,545   $9,383        $6,755            $    0            $  192
Ratio to average net
 assets:
 Expenses (a)(d)             1.75 %    2.36 %   2.50 %        2.08%(f)          2.92 %(f)          --
 Net investment income
  (loss) (a)(d)              (.81)%   (1.18)%  (0.53)%        0.85%(f)         (1.79)%(f)          --
Portfolio turnover rate        95%      107 %     88 %           9%              107 %
Average commission rate
 paid(e)                  $ .0600   $ .0599                                   $.0599

--------
(a) Net of fees waived amounting to 0.35%, 0.33%, 0.33% and 0.75% of average net assets for the periods ended October 31, 1997, October 31, 1996, Octo-ber 31, 1995, and October 31, 1994, respectively, for Class A Shares.
(b) Does not include maximum sales charge of 4% for Class A Shares. For the pe-riod ended October 31, 1994, not annualized.
(c) Does not include contingent deferred sales charge for Class B Shares. Not annualized.
(d) Net of fees waived amounting to 0.37% of average net assets for the period ended October 31, 1996 for Class B Shares.
(e) Average per share amounts of brokerage commissions on portfolio transac-tions. Required by regulations issued in 1995.
(f) Annualized.
(g) On August 16, 1996, all Class B Shares were converted into Class A Shares.

                   THE TOCQUEVILLE INTERNATIONAL VALUE FUND

                             FINANCIAL HIGHLIGHTS


-------------------------------------------------------------------------------

                                         CLASS A                                    CLASS B
                         -------------------------------------------- -----------------------------------
                               YEAR ENDED
                              OCTOBER 31,
                              -----------
PER SHARE OPERATING                                    PERIOD FROM       PERIOD FROM       PERIOD FROM
PERFORMANCE                                           AUGUST 1, 1994   NOVEMBER 1, 1995  AUGUST 14, 1995
(FOR A SHARE                                                TO                TO                TO
OUTSTANDING THROUGHOUT    1997      1996     1995    OCTOBER 31, 1994 AUGUST 16, 1996(G) OCTOBER 31, 1995
THE PERIOD)               ----      ----     ----    ---------------- ------------------ ----------------
Net asset value,
 beginning of period     $ 12.57   $ 10.83  $10.02        $10.00            $10.81            $10.93
                         -------   -------  ------        ------            ------            ------
Income from investment
 operations:
Net investment income
 (loss)                     (.03)     0.16   (0.01)        (0.04)             0.18               --
Net realized and
 unrealized gain (loss)    (1.67)     1.58    0.82          0.06              0.93             (0.12)
                         -------   -------  ------        ------            ------            ------
Total from investment
 operations                (1.70)     1.74    0.81          0.02              1.11             (0.12)
                         -------   -------  ------        ------            ------            ------
Less distributions
Dividends from net
 investment income          (.06)      --      --            --                --                --
Distributions from net
 realized gains             (.62)      --      --            --                --                --
                         -------   -------  ------        ------            ------            ------
Total distributions         (.68)      --      --            --                --                --
                         -------   -------  ------        ------            ------            ------
Change in net asset
 value for the period      (2.38)     1.74    0.81          0.02              1.11             (0.12)
                         -------   -------  ------        ------            ------            ------
Net asset value, end of
 period                  $ 10.19   $ 12.57  $10.83        $10.02            $11.92            $10.81
                         -------   -------  ------        ------            ------            ------
Total Return (b)(c)        (14.3)%    16.1%    8.1 %         0.2 %            10.3%             (1.1)%
RATIOS TO SUPPLEMENTAL
 DATA
Net assets, end of
 period (000 for Class
 A)                      $60,963   $23,932  $6,270        $2,516            $    0            $  198
Ratio to average net
 assets:
 Expenses (a)(d)            1.99%     1.98%   4.43 %        6.18 %(f)         1.26%(f)           --
 Net investment income
  (loss) (a)(d)              .16%     1.45%  (0.53)%       (2.47)%(f)         1.89%(f)           --
Portfolio turnover rate       70%      135%    109 %           0 %             135%              --
Average Commission rate
 paid (e)                $ .0052   $ .0040                                  $.0040

--------
(a) Net of fees waived amounting to 0.11%, 0.55%, 1.28% and 1.00% of average net assets for the periods ended October 31, 1997, October 31, 1996, Octo-ber 31, 1995 and October 31, 1994, respectively, for Class A Shares.
(b) Does not include maximum sales charge of 4% for Class A Shares. For the period ended October 31, 1994, not annualized.
(c) Does not include contingent deferred sales charge for Class B Shares. Not annualized.
(d) Net of fees waived amounting to 0.63% of average net assets for the period ended October 31, 1996 for Class B Shares.
(e) Average per share amounts of brokerage commissions on portfolio transac-tions. Required by regulations issued in 1995.
(f) Annualized.
(g) On August 16, 1996, all Class B Shares were converted into Class A Shares.

Effective February 28, 1997, The Tocqueville Europe Fund changed its name to
   The Tocqueville International Value Fund.

                        THE TOCQUEVILLE GOVERNMENT FUND

                              FINANCIAL HIGHLIGHTS


--------------------------------------------------------------------------------

                                      CLASS A                                 CLASS B
                          ------------------------------------- ------------------------------------
                            YEAR ENDED           PERIOD FROM       PERIOD FROM        PERIOD FROM
PER SHARE OPERATING        OCTOBER 31,        SEPTEMBER 4, 1995  NOVEMBER 1, 1995  SEPTEMBER 4, 1995
PERFORMANCE                -----------               TO                 TO                TO
(FOR A SHARE OUTSTANDING   1997        1996   OCTOBER 31, 1995  AUGUST 16, 1996(F) OCTOBER 31, 1995
THROUGHOUT THE PERIOD)    -------     ------  ----------------- ------------------ -----------------
Net asset value, begin-
 ning of period           $ 10.13     $10.05       $10.00             $10.05            $ 9.97
                          -------     ------       ------             ------            ------
Income from investment
 operations:
Net investment income        0.52       0.49         0.05               0.32              0.04
Net realized and
 unrealized gain (loss)      0.01       0.08         0.05              (0.05)             0.08
                          -------     ------       ------             ------            ------
Total from investment
 operations                  0.53       0.57         0.10               0.27              0.12
                          -------     ------       ------             ------            ------
Less distributions
Dividends from net in-
 vestment income            (0.52)     (0.49)       (0.05)             (0.32)            (0.04)
Distributions from net
 realized gains             (0.03)       --           --                 --                --
                          -------     ------       ------             ------            ------
Total distributions         (0.55)     (0.49)       (0.05)             (0.32)            (0.04)
                          -------     ------       ------             ------            ------
Change in net asset
 value for the period       (0.02)      0.08         0.05              (0.05)             0.08
                          -------     ------       ------             ------            ------
Net asset value, end of
 period                   $ 10.11     $10.13       $10.05             $10.00            $10.05
                          -------     ------       ------             ------            ------
Total Return (b)(c)           5.4%       5.9%         6.3%               3.6%              8.4%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of pe-
 riod (000 for Class A)   $16,808     $9,788       $6,506             $    0            $  201
Ratio to average net as-
 sets:
 Expenses (a)(d)             1.00%      1.47%        2.74%(e)           0.64%(e)           --
 Net investment income
  (a)(d)                     5.17%      4.94%        3.08%(e)           5.14%(e)           --
Portfolio turnover rate       339%(g)     85%           0%                85%              --

--------
(a) Net of fees waived amounting to 0.91%, 1.25% and 0.77% of average net as-sets for the periods ended October 31, 1997, October 31, 1996 and October 31, 1995, respectively, for Class A Shares.
(b) Does not include maximum sales charge of 4% for Class A Shares.
(c) Does not include contingent deferred sales charge for Class B Shares.
(d) Net of fees waived amounting to 1.29% of average net assets for the period ended October 31, 1996 for Class B Shares.
(e) Annualized.
(f) On August 16, 1996, all Class B Shares were converted into Class A Shares.
(g) Portfolio turnover does not include securities acquired from Ivy Short Term Bond Fund on November 29, 1996.

                              THE TOCQUEVILLE FUND

                       INVESTMENTS AS OF OCTOBER 31, 1997


--------------------------------------------------------------------------------

                                                                Market
COMMON STOCKS--80.2%                                  Shares     Value
-------------------------------------------------------------------------
BASIC INDUSTRIES--6.2%
Champion International Corporation                     25,000 $ 1,379,687
Newmont Mining Corporation                             75,000   2,625,000
-------------------------------------------------------------------------
                                                                4,004,687
-------------------------------------------------------------------------
BUSINESS SERVICES--1.4%
H&R Block, Inc.                                        25,000     925,000
Siebel Systems, Inc.*                                     133       5,383
-------------------------------------------------------------------------
                                                                  930,383
-------------------------------------------------------------------------
CAPITAL GOODS--1.2%
ZERO Corp.                                             30,000     806,250
-------------------------------------------------------------------------
                                                                  806,250
-------------------------------------------------------------------------
CONGLOMERATE--1.5%
ITT Industries, Inc.                                   30,000     946,875
-------------------------------------------------------------------------
                                                                  946,875
-------------------------------------------------------------------------
CONSUMER BASICS--5.6%
Bristol Myers Squibb Company                           25,000   2,193,750
R.P. Scherer Corporation*                              25,000   1,471,875
-------------------------------------------------------------------------
                                                                3,665,625
-------------------------------------------------------------------------
CONSUMER NON-DURABLES--9.2%
Burlington Industries, Inc.*                          150,000   2,240,625
Kmart Corporation*                                    200,000   2,637,500
Polaroid Corporation                                   25,000   1,123,438
-------------------------------------------------------------------------
                                                                6,001,563
-------------------------------------------------------------------------
ENERGY--16.0%
Baker Hughes, Inc.                                     40,000   1,837,500
Burlington Resources, Inc.                             25,000   1,223,438
Knightsbridge Tankers, Ltd.                            30,000     900,000
Murphy Oil Corporation                                 30,000   1,738,125
Tesoro Petroleum Corporation*                         100,000   1,625,000
Varco International, Inc.*                             50,000   3,046,875
-------------------------------------------------------------------------
                                                               10,370,938
-------------------------------------------------------------------------
FINANCE--12.9%
BankAmerica Corporation                                40,000   2,860,000
Citicorp                                               20,000   2,501,250
Financial Security Assurance Holdings Ltd.             40,000   1,740,000
Hartford Steam Boiler Inspection & Insurance Company   25,000   1,304,687
-------------------------------------------------------------------------
                                                                8,405,937
-------------------------------------------------------------------------
MACHINERY--1.1%
Albany International Corporation                       30,000     731,250
-------------------------------------------------------------------------
                                                                  731,250
-------------------------------------------------------------------------

* Non-income producing security.

                     See Notes to the Financial Statements.

 COMMON STOCKS                                                     Market
  (CONTINUED)                                           Shares      Value
----------------------------------------------------------------------------
 MEDICAL SERVICES--3.7%
 Amgen, Inc.*                                             15,000 $   738,750
 Genzyme Corporation*                                     25,000     684,375
 Integrated Health Services, Inc.                         30,000     952,500
----------------------------------------------------------------------------
                                                                   2,375,625
----------------------------------------------------------------------------
 METALS & MINERALS--2.7%
 Inco, Ltd.                                               40,000     825,000
 Zeigler Coal Holding Company                             51,000     911,625
----------------------------------------------------------------------------
                                                                   1,736,625
----------------------------------------------------------------------------
 PUBLISHING--1.7%
 Readers Digest Association, Inc.                         50,000   1,137,500
----------------------------------------------------------------------------
                                                                   1,137,500
----------------------------------------------------------------------------
 REAL ESTATE--2.6%
 Cattellus Development Corporation*                      100,000   1,718,750
----------------------------------------------------------------------------
                                                                   1,718,750
----------------------------------------------------------------------------
 TECHNOLOGY--8.2%
 Adobe Systems, Inc.                                      40,000   1,910,000
 The Boeing Company                                       20,000     957,500
 International Business Machines Corporation              25,000   2,451,562
----------------------------------------------------------------------------
                                                                   5,319,062
----------------------------------------------------------------------------
 UTILITIES--6.2%
 AT&T Corporation                                         50,000   2,446,875
 Sprint Corporation                                       30,000   1,560,000
----------------------------------------------------------------------------
                                                                   4,006,875
----------------------------------------------------------------------------
 Total Common Stocks (Cost $32,622,983)                           52,157,945
----------------------------------------------------------------------------
                                                      Principal
 SHORT-TERM INVESTMENTS--15.9%                          Amount
                                                      ----------
 U.S. Treasury Bills:
 4.82% due 01/08/98                                   $3,000,000   2,972,279
 4.90% due 01/29/98                                    4,500,000   4,444,862
 Repurchase Agreement with Firstar Bank 4.25%, dated
  10/31/97, due 11/03/97, collateralized by U.S.
  Treasury Notes valued at $2,958,555. Repurchase
  proceeds of $2,901,027. (Cost $2,900,000)            2,900,000   2,900,000
----------------------------------------------------------------------------
 Total Short-Term Investments (Cost $10,315,791)                  10,317,141
----------------------------------------------------------------------------
 TOTAL INVESTMENTS (COST $42,938,774)--96.1%                      62,475,086
 OTHER ASSETS & LIABILITIES--3.9%                                  2,523,256
----------------------------------------------------------------------------
 TOTAL NET ASSETS--100%                                          $64,998,342
                                                                 -----------

                      THE TOCQUEVILLE SMALL CAP VALUE FUND

                       INVESTMENTS AS OF OCTOBER 31, 1997


--------------------------------------------------------------------------------

                                                      Market
COMMON STOCKS--91.5%                        Shares    Value
--------------------------------------------------------------
BUSINESS SUPPORT SERVICES--17.7%
PSC, Inc.*                                   85,000 $  860,625
Sensormatic Electronics Corporation          60,000    896,250
Telxon Corporation                           20,000    515,000
Ultrak, Inc.*                                50,000    575,000
Wave Technologies International, Inc.*      100,000    787,500
--------------------------------------------------------------
                                                     3,634,375
--------------------------------------------------------------
CHEMICALS--5.2%
Asahi/America, Inc.*                         40,000    290,000
A. Schulman, Inc.                            20,000    450,000
Lawter International, Inc.                   30,000    335,625
--------------------------------------------------------------
                                                     1,075,625
--------------------------------------------------------------
COMMUNICATIONS RELATED--17.9%
Active Voice Corporation*                    20,000    285,000
ANTEC Corporation*                           50,000    787,500
Boston Technology, Inc.*                     10,000    271,250
Brite Voice Systems, Inc.*                   20,000    195,000
C-COR Electronics, Inc.*                     48,000    768,000
InterVoice, Inc.*                            15,000    140,625
Norstran, Inc.*                              12,500    281,250
Periphonics Corporation*                     20,000    192,500
Scientific-Atlanta, Inc.                     27,000    501,187
Teltrend, Inc.*                              15,000    255,000
--------------------------------------------------------------
                                                     3,677,312
--------------------------------------------------------------
COMPUTER SOFTWARE & SERVICES--20.2%
Intergraph Corporation*                      25,000    268,750
National Computer Systems, Inc.              27,500  1,045,000
Systems & Computer Technology Corporation*   25,000  1,078,125
Timberline Software Corporation              21,250    313,438
Unisys Corporation*                         110,000  1,464,375
--------------------------------------------------------------
                                                     4,169,688
--------------------------------------------------------------
CONSUMER NON-DURABLE--9.0%
Franklin Electronic Publishers, Inc.*        60,000    840,000
Galoob Toys, Inc.*                           20,000    263,750
Hudson Foods, Inc. Class A                   20,000    375,000
J.M. Smucker Company Class B                 15,000    378,750
--------------------------------------------------------------
                                                     1,857,500
--------------------------------------------------------------
DRILLING EQUIPMENT & SERVICES--3.3%
Oceaneering International, Inc.*             15,000    372,188
Offshore Logistics, Inc.*                    15,000    315,000
--------------------------------------------------------------
                                                       687,188
--------------------------------------------------------------

* Non-income producing security.

                     See Notes to the Financial Statements.

COMMON STOCKS                                                     Market
 (CONTINUED)                                           Shares      Value
----------------------------------------------------------------------------
FINANCIAL SERVICES--1.6%
Penncorp Financial Group, Inc.                           10,000 $   325,625
----------------------------------------------------------------------------
                                                                    325,625
----------------------------------------------------------------------------
HEALTH CARE--7.7%
Bindley Western Industries, Inc.                          9,000     253,125
Dendrite International, Inc.*                            15,000     290,625
Owens & Minor, Inc. Holding Company                      60,000     840,000
Utah Medical Products, Inc.*                             25,000     210,937
----------------------------------------------------------------------------
                                                                  1,594,687
----------------------------------------------------------------------------
MANUFACTURING & RELATED--6.4%
Gorman-Rupp Company                                      18,000     339,750
O'Sullivan Industries Holding, Inc.*                     70,000     971,250
----------------------------------------------------------------------------
                                                                  1,311,000
----------------------------------------------------------------------------
PRECIOUS METALS--2.5%
Battle Mountain Gold Company                             50,000     306,250
Echo Bay Mines Ltd.                                      50,000     203,125
----------------------------------------------------------------------------
                                                                    509,375
----------------------------------------------------------------------------
Total Common Stocks
 (Cost $14,678,357)                                              18,842,375
----------------------------------------------------------------------------
                                                      Principal
CONVERTIBLE BONDS--0.5%                                Amount
                                                      ---------
Engle Homes Inc. 7.00%, due 03/01/03                  $ 100,000     116,125
----------------------------------------------------------------------------
Total Convertible Bonds
 (Cost $97,237)                                                     116,125
----------------------------------------------------------------------------
U.S. TREASURY NOTES--1.0%
6.25%, due 06/30/98
 (Cost $200,142)                                        200,000     200,937
----------------------------------------------------------------------------
SHORT-TERM INVESTMENTS--7.2%
U.S. Treasury Bill, 4.90% due 01/29/98                  500,000     493,874
Repurchase Agreement with Firstar Bank, 3.75%, dated
 10/31/97, due 11/03/97, collateralized by U.S.
 Treasury Notes valued at $1,007,915. Repurchase
 proceeds of $985,308.
 (Cost $985,000)                                        985,000     985,000
----------------------------------------------------------------------------
Total Short-Term Investments (Cost $1,478,875)                    1,478,874
----------------------------------------------------------------------------
TOTAL INVESTMENTS (COST $16,454,611)--100.2%                     20,638,311
LIABILITIES LESS OTHER ASSETS--(0.2)%                               (51,447)
----------------------------------------------------------------------------
TOTAL NET ASSETS--100%                                          $20,586,864
                                                                -----------

                    THE TOCQUEVILLE INTERNATIONAL VALUE FUND

                       INVESTMENTS AS OF OCTOBER 31, 1997


--------------------------------------------------------------------------------

COMMON STOCKS AND                                                    Market
 WARRANTS--80.4%                                          Shares      Value
------------------------------------------------------------------------------
AUSTRALIA--1.0%
Normandy Mining Limited                                    500,000 $   546,279
QNI Limited                                                 35,000      30,838
------------------------------------------------------------------------------
                                                                       577,117
------------------------------------------------------------------------------
BERMUDA--1.0%
Knightsbridge Tanker Ltd.                                   21,000     630,000
------------------------------------------------------------------------------
                                                                       630,000
------------------------------------------------------------------------------
FRANCE--20.0%
Alcatel Alsthom                                              3,000     362,750
Chaine et Trame                                             21,000     612,557
Charlatte SA                                                15,400      93,908
Cider Sante SA                                              10,850     735,141
Compagnie des Alpes                                         17,700     409,902
Distriborg                                                   8,000     569,836
Ducros Services Rapides SA New Shares*                      50,000     692,751
Ducros Services Rapides SA*                                     10          89
Emin--Leydier                                                6,300     456,955
Etablissements Economiques du Casino Guichard-Perrachon
 SA                                                          8,000     444,750
Europe Auto Industrie SA                                     6,800     330,783
Europeenne d'Extincteurs                                    12,600     844,956
Faiveley SA                                                 16,700     536,741
Faiveley Warrants 7/99*                                        700       2,457
Fraikin                                                      6,000     338,254
GFI Industries SA                                            1,500     250,172
Grande Paroisse SA*                                         10,500     707,778
Guillin Emballages                                           9,000     304,897
Havas SA                                                     3,500     231,062
Infra Plus                                                   2,645      78,118
JAJ Distribution SA                                          3,243     123,950
Louis Dreyfus Citrus*                                       15,500     463,166
Mors*                                                      850,000     849,108
Musee Grevin SA*                                            20,000     347,461
Rouleau-Guichard*                                            2,392     122,550
Rubis et Cie                                                24,540     560,630
SGS Thomson Microelectrics N.V.*                             3,000     213,949
Societe Industrielle D'Aviations Latecoere SA                4,415     545,352
SPIR Communication                                           3,500     224,312
Sport Elec SA                                                2,543      26,508
Vallourec SA                                                 5,000     329,219
Vilmorin et Compagnie                                        4,341     358,982
Vilmorin et Compagnie Warrants*                                990       9,804
------------------------------------------------------------------------------
                                                                    12,178,848
------------------------------------------------------------------------------
HONG KONG--2.1%
Elec & Eltek International Holdings Limited              3,435,000   1,266,544
------------------------------------------------------------------------------
                                                                     1,266,544
------------------------------------------------------------------------------

                     See Notes to the Financial Statements.

COMMON STOCKS AND                                           Market
 WARRANTS (CONTINUED)                            Shares      Value
---------------------------------------------------------------------
INDONESIA--5.4%
Astra Intl                                        320,000 $   237,448
Cahaya Kalbar                                     800,000     488,210
Citra Marga Nusaphala Persada                   1,200,000     341,192
Indofood Sukses Makmur                            477,000     476,338
PT Asuransi Lippo Life-Foreign                  4,800,000     632,454
PT Hanjaya Mandaha Sampoerna                      130,000     226,283
PT Japfa Comfeed                                2,381,500     396,366
PT Tunas Ridean                                 3,025,000     503,467
---------------------------------------------------------------------
                                                            3,301,758
---------------------------------------------------------------------
JAPAN--4.1%
The Bank of Tokyo--Mitsubishi, Ltd.                15,250     199,073
FCC Company Limited                                17,000     268,562
H.I.S. Company Limited                              3,630     118,012
Oiles Corporation                                  14,400     379,546
Paramount Bed                                      21,000     836,368
Rohm Company Ltd.                                   7,000     692,608
---------------------------------------------------------------------
                                                            2,494,169
---------------------------------------------------------------------
MALAYSIA--2.8%
Commerce Asset Hld Warrants*                       10,000       1,612
Cycle & Carriage Bintang BHD                      100,000     156,717
Malaysia Assurance Alliance                       360,000     644,778
Road Builder (M) Holdings BHD                     250,000     292,538
YTL Corp.                                         150,000     160,299
YTL Corp. Berhad                                  400,000     441,792
---------------------------------------------------------------------
                                                            1,697,736
---------------------------------------------------------------------
NETHERLANDS--3.2%
Draka Holding N.V.                                 20,000     966,650
Volker Wessels Stevin N.V.                         32,600     991,073
---------------------------------------------------------------------
                                                            1,957,723
---------------------------------------------------------------------
PHILIPPINES--6.1%
Ionics Circuit Inc.                             3,174,000   1,861,779
Solid Group, Inc.                              16,065,000     990,012
Swift Foods Inc.*                               2,087,000      57,816
Universal Rightfield Property Holdings, Inc.*  10,500,000     350,247
Universal Robina Corp.                          3,000,000     381,625
Vitarich Corporation*                           2,900,000      65,583
---------------------------------------------------------------------
                                                            3,707,062
---------------------------------------------------------------------
SINGAPORE--6.5%
Clipsal Industries Ltd.                           402,000   1,041,180
Elec & Eltek International Company Ltd.           100,000     720,000
GP Batteries Intl Ltd.                            200,000     584,862
GPE Industries Ltd.                               953,000     671,865
Robinson & Co., Limited                           277,200     969,217
---------------------------------------------------------------------
                                                            3,987,124
---------------------------------------------------------------------

                    THE TOCQUEVILLE INTERNATIONAL VALUE FUND

                       INVESTMENTS AS OF OCTOBER 31, 1997


--------------------------------------------------------------------------------

COMMON STOCKS AND                                                 Market
 WARRANTS (CONTINUED)                                  Shares      Value
---------------------------------------------------------------------------
SOUTH KOREA--1.2%
Samsung Display Devices Company*                         11,081 $   338,816
Samsung Electronics Co.                                   9,576     376,172
---------------------------------------------------------------------------
                                                                    714,988
---------------------------------------------------------------------------
SPAIN--13.7%
Abengoa SA                                               16,500     851,335
Azkoyen SA                                                6,250     688,377
Banco Pastor SA                                          20,100   1,500,309
Bakinter--Banco Interc Esp.                              10,500     515,754
Cementos Portland SA                                     22,800   1,082,278
Centros Comerciales Pryca, SA                            18,500     293,994
Construcciones y Auxiliar de Ferrocarriles SA            13,400     548,500
Groupo Acciona SA                                         6,400     981,838
Grupo Anaya SA                                           15,000     298,741
Prosegur CIA de Seguridad                                52,500     588,711
Repsol SA                                                24,000   1,007,155
---------------------------------------------------------------------------
                                                                  8,356,992
---------------------------------------------------------------------------
SRI LANKA--0.3%
Bogwantalawa*                                             6,800       5,233
John Keelis Holdings, Ltd.*                              30,000     153,074
---------------------------------------------------------------------------
                                                                    158,307
---------------------------------------------------------------------------
SWITZERLAND--1.7%
Ciba Specialty Chemicals-Registered Shares*                 460      45,296
Novartis                                                    460     727,363
SMH AG                                                      450     251,685
---------------------------------------------------------------------------
                                                                  1,024,344
---------------------------------------------------------------------------
THAILAND--8.0%
Asia Credit Public Company Limited                       80,000     107,252
Berli Jucker Public Company Limited*                     37,200      45,338
Big C Supercenter Public Company Limited              2,240,000     343,985
GSS Array Technology Public Company Limited Foreign*    108,900     220,322
Krung Thai Bank Public Company Limited                  618,000     207,129
Nawarat Patanakarn Public Company Limited               500,000      65,814
Nawarat Patanakarn Public Company Limited Foreign       969,400     127,599
---------------------------------------------------------------------------


                     See Notes to the Financial Statements.

COMMON STOCKS AND                                             Market
 WARRANTS (CONTINUED)                              Shares      Value
------------------------------------------------------------------------
Robinson Department Store Public Company Limited  1,152,700 $    81,483
Siam City Bank Public Company Limited             1,592,200     337,651
Siam City Bank--Rights                              495,000           0
Siam Makro Public Company Limited                   600,000     775,136
Swedish Motor Public Company Limited                133,000      42,145
Thai Farmers Bank Warrants*                             800         278
Thai Farmers Bank Public Company Limited            400,000     784,886
Thai Farmers Bank Public Company Limited Foreign    252,600     677,294
Thai Military Bank Public Company Limited         1,105,400     431,112
Thai Stanley Electric Public Company Limited        391,800     382,010
Thai Rung Union Car Public Company Limited          160,000     273,004
------------------------------------------------------------------------
                                                              4,902,438
------------------------------------------------------------------------
UNITED KINGDOM--2.7%
Cairn Energy plc*                                    38,000     284,839
Jarvis plc                                          150,000     817,489
Linx Printing Technologies plc                      100,000     255,727
Utlitec plc                                         430,000     320,875
------------------------------------------------------------------------
                                                              1,678,930
------------------------------------------------------------------------
UNITED STATES--0.6%
Albany International Corporation                     15,000     365,625
------------------------------------------------------------------------
                                                                365,625
------------------------------------------------------------------------
Total Common Stocks and Warrants
 (Cost $62,024,304)                                          48,999,705
------------------------------------------------------------------------
TOTAL INVESTMENTS
 (COST $62,024,304)--80.4%                                   48,999,705
CASH**--19.9%                                                12,122,955
OTHER ASSETS & LIABILITIES--(0.3)%                             (160,083)
------------------------------------------------------------------------
TOTAL NET ASSETS--100.0%                                    $60,962,577
                                                            -----------

 * Non-income producing security.
** Cash balance is interest earning.

                        THE TOCQUEVILLE GOVERNMENT FUND

                       INVESTMENTS AS OF OCTOBER 31, 1997


--------------------------------------------------------------------------------

                                                         Par       Market
                                                        Value      Value
---------------------------------------------------------------------------
U.S GOVERNMENT AGENCY--29.8%
Federal Home Loan Bank (FHLB):
 7.00%, due 06/24/02                                  $  500,000 $  500,575
 7.18%, due 08/06/02                                   1,000,000  1,000,525
 7.00%, due 11/29/02                                   1,000,000  1,001,153
 7.18%, due 02/13/04                                     500,000    501,197
Federal Farm Credit Bank (FFCB),
 5.70%, due 09/02/98                                   1,000,000  1,001,511
Federal National Mortgage Association (FNMA), Medium
 Term Note,
 6.85%, due 07/02/02                                   1,000,000  1,007,693
---------------------------------------------------------------------------
Total U.S. Government Agency
 (Cost $5,002,950)                                                5,012,654
---------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS--32.8%
U.S. Treasury Notes:
 5.375%, due 11/30/97                                  2,500,000  2,498,400
 5.875%, due 11/30/01                                  1,000,000  1,004,376
 5.875%, due 09/30/02                                  1,000,000  1,005,626
 5.750%, due 08/15/03                                  1,000,000    997,501
---------------------------------------------------------------------------
Total U.S. Treasury Obligations
 (Cost $5,489,923)                                                5,505,903
---------------------------------------------------------------------------



                     See Notes to the Financial Statements.

                                  Par       Market
                                 Value       Value
-----------------------------------------------------
SHORT-TERM INVESTMENTS--31.9%
U.S. Treasury Bills:
 4.99%, due 12/04/97           $3,900,000 $ 3,881,629
 4.82%, due 01/08/98            1,000,000     990,760
 4.90%, due 01/29/98              500,000     493,873
-----------------------------------------------------
Total Short-Term Investments
 (Cost $5,365,946)                          5,366,262
-----------------------------------------------------
 TOTAL INVESTMENTS
  (COST $15,858,819)--94.5%                15,884,819
 OTHER ASSETS & LIABILITIES,
  NET--5.5%                                   922,760
-----------------------------------------------------
 TOTAL NET ASSETS--100%                   $16,807,579
                                          -----------

                             THE TOCQUEVILLE TRUST

                      STATEMENTS OF ASSETS AND LIABILITIES

                                October 31, 1997

--------------------------------------------------------------------------------

                                 THE      SMALL CAP  INTERNATIONAL
                             TOCQUEVILLE    VALUE        VALUE     GOVERNMENT
                                FUND        FUND         FUND         FUND
                             ----------- ----------- ------------- -----------
ASSETS
Investments, at value*       $62,475,086 $20,638,311  $48,999,705  $15,884,819
Foreign currencies**                   0           0       60,026            0
Cash***                        3,056,688     297,449   12,122,955      462,058
Receivable for investments
 sold                            477,272           0    1,747,859            0
Receivable for fund shares
 sold                             45,177      49,017       25,000      276,235
Dividends, interest and
 other receivables                53,267       8,444      222,515      197,609
Due from Investment Adviser            0           0            0       51,403
Deferred organization
 expense                               0      11,830       10,818       13,032
                             ----------- -----------  -----------  -----------
Total assets                  66,107,490  21,005,051   63,188,878   16,885,156
                             ----------- -----------  -----------  -----------
LIABILITIES
Payable for investments
 purchased                       872,568     349,820    2,103,810            0
Payable for fund shares
 repurchased                      91,000           0            0            0
Payable to Investment
 Adviser                          39,953       7,431       24,405            0
Dividends payable                      0           0            0       15,021
Accrued distribution fee          15,085       4,664       10,603        3,208
Accrued expenses and other
 liabilities                      90,542      56,272       87,483       59,348
                             ----------- -----------  -----------  -----------
Total liabilities              1,109,148     418,187    2,226,301       77,577
                             ----------- -----------  -----------  -----------
Net Assets                   $64,998,342 $20,586,864  $60,962,577  $16,807,579
                             ----------- -----------  -----------  -----------
NET ASSETS CONSISTED OF:
Paid in capital              $38,578,997 $14,207,044  $74,270,214  $16,789,824
Undistributed net
 investment income               158,569           0       64,452            0
Accumulated net realized
 gain (loss)                   6,724,464   2,196,120     (330,316)      (8,245)
Net unrealized appreciation
 (depreciation)               19,536,312   4,183,700  (13,041,773)      26,000
                             ----------- -----------  -----------  -----------
Net assets                   $64,998,342 $20,586,864  $60,962,577  $16,807,579
                             ----------- -----------  -----------  -----------
Shares outstanding
 (unlimited shares of $0.01
 par value authorized)         3,216,880   1,263,238    5,984,274    1,662,082
Net asset value and
 redemption price per share  $     20.21 $     16.30  $     10.19  $     10.11
                             ----------- -----------  -----------  -----------
Maximum offering price per
 share                       $     21.05 $     16.98  $     10.61  $     10.53
                             ----------- -----------  -----------  -----------
  *Cost of Investments       $42,938,774 $16,454,611  $62,024,304  $15,858,819
 **Cost of Foreign
 Currencies                  $         0 $         0  $    56,093  $         0

*** Cash balance in International Fund is an interest earning balance.

                     See Notes to the Financial Statements.

                             THE TOCQUEVILLE TRUST

                            STATEMENTS OF OPERATIONS

                          Year Ended October 31, 1997

--------------------------------------------------------------------------------

                                 THE      SMALL CAP   INTERNATIONAL
                             TOCQUEVILLE    VALUE         VALUE      GOVERNMENT
                                FUND         FUND         FUND          FUND
                             -----------  ----------  -------------  ----------
INVESTMENT INCOME:
Dividends*                   $   697,281  $   77,369  $    793,013    $      0
Interest                         229,394      68,414       165,778     929,120
                             -----------  ----------  ------------    --------
                                 926,675     145,783       958,791     929,120
                             -----------  ----------  ------------    --------
EXPENSES: (NOTE 3)
Investment Adviser's fee         398,685     116,466       433,289      75,162
Custodian and fund
 accounting fees                  39,355      29,344       107,628      31,758
Transfer agent and
 shareholder services             64,643      12,609        21,405      12,333
Professional fees                104,404      65,191       131,918      59,945
Distribution fees                132,895      38,822       111,467      37,581
Administration fee                79,737      23,293        66,880      22,549
Printing and mailing
 expense                          16,098       6,772         9,590       9,921
Registration fees                 22,648      19,624        35,808      23,642
Trustee fees and expenses          3,516       2,469         5,546       2,905
Fidelity bond                      8,538       4,637         6,697       4,843
Amortization of
 organization costs                    0       5,616         6,182       4,394
Other                              7,116       1,082         3,856       1,693
                             -----------  ----------  ------------    --------
 Total expenses before
  waiver                         877,635     325,925       940,266     286,726
  Less: Fees waived and re-
   imbursed                     (133,423)    (54,172)      (51,247)   (136,402)
                             -----------  ----------  ------------    --------
  Net expenses                   744,212     271,753       889,019     150,324
                             -----------  ----------  ------------    --------
NET INVESTMENT INCOME
 (LOSS)                          182,463    (125,970)       69,772     778,796
                             -----------  ----------  ------------    --------
REALIZED AND UNREALIZED
 GAIN (LOSS):
  Net realized gain (loss)
   on:
    Investments                7,000,921   2,372,872      (412,373)     87,972
    Foreign currency trans-
     actions                           0           0       111,744           0
  Net change in unrealized
   appreciation
   (depreciation) on:
    Investments                8,066,500   2,716,960   (14,738,530)    (63,733)
    Foreign currency trans-
     lations                           0           0       (17,370)          0
                             -----------  ----------  ------------    --------
    Net gain (loss) on
     investments and
     foreign currency         15,067,421   5,089,832   (15,056,529)     24,239
                             -----------  ----------  ------------    --------
NET INCREASE (DECREASE) IN
 NET ASSETS RESULTING FROM
 OPERATIONS                  $15,249,884  $4,963,862  $(14,986,757)   $803,035
                             -----------  ----------  ------------    --------
*Net of Foreign Taxes With-
 held                                  0           0       158,931           0
                             -----------  ----------  ------------    --------

                     See Notes to the Financial Statements.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                             THE TOCQUEVILLE TRUST

                      STATEMENTS OF CHANGES IN NET ASSETS


--------------------------------------------------------------------------------

                                                   THE TOCQUEVILLE FUND
                                                  ------------------------
                                                    FOR THE YEAR ENDED
                                                        OCTOBER 31,
                                                  ------------------------
                                                     1997         1996
                                                  -----------  -----------
OPERATIONS:
 Net investment income (loss)                     $   182,463  $   172,962
 Net realized gain (loss) on investments and
  foreign currency                                  7,000,921    2,100,811
 Net change in unrealized appreciation (deprecia-
  tion)                                             8,066,500    5,298,485
                                                  -----------  -----------
  Net increase (decrease) in net assets resulting
   from operations                                 15,249,884    7,572,258
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
  Net investment income
   Class A                                           (161,026)    (354,776)
   Class B                                                --            (2)
  Net realized gains
   Class A                                         (2,120,066)  (2,505,796)
   Class B                                                --           (14)
FUND SHARE TRANSACTIONS
 Class A                                            9,615,588    4,265,807
 Class B                                                  --        (1,507)
                                                  -----------  -----------
    Net increase (decrease) in net assets          22,584,380    8,975,970
NET ASSETS:
 Beginning of year                                 42,413,962   33,437,992
                                                  -----------  -----------
 End of year*                                      64,998,342   42,413,962
                                                  -----------  -----------
* Including undistributed net investment income
 (loss) of:                                       $   158,569  $   137,132
                                                  -----------  -----------

                     See Notes to the Financial Statements.

                             THE TOCQUEVILLE TRUST

                      STATEMENTS OF CHANGES IN NET ASSETS


--------------------------------------------------------------------------------

SMALL CAP VALUE FUND     INTERNATIONAL VALUE FUND      GOVERNMENT FUND
-----------------------  -------------------------  -----------------------
 FOR THE YEAR ENDED         FOR THE YEAR ENDED        FOR THE YEAR ENDED
     OCTOBER 31,               OCTOBER 31,               OCTOBER 31,
-----------------------  -------------------------  -----------------------
   1997         1996         1997         1996         1997         1996
----------   ----------  ------------  -----------  -----------  ----------
$ (125,970)  $ (128,517) $     69,772  $   242,163  $   778,796  $  441,237
 2,372,872    1,355,990      (300,629)   1,005,349       87,972       8,831
 2,716,960      708,913   (14,755,900)   1,432,158      (63,733)     61,953
----------   ----------  ------------  -----------  -----------  ----------
 4,963,862    1,936,386   (14,986,757)   2,679,670      803,035     512,021
         0            0      (113,921)           0     (778,796)   (441,229)
       --             0           --             0          --           (8)
(1,277,296)    (600,818)   (1,177,180)           0      (45,262)          0
       --           (12)          --             0          --            0
 5,355,273      827,265    53,308,101   14,983,225    7,040,372   3,211,933
       --          (297)          --          (218)         --         (199)
----------   ----------  ------------  -----------  -----------  ----------
 9,041,839    2,162,524    37,030,243   17,662,677    7,019,349   3,282,518
11,545,025    9,382,501    23,932,334    6,269,657    9,788,230   6,505,712
----------   ----------  ------------  -----------  -----------  ----------
20,586,864   11,545,025    60,962,577   23,932,334   16,807,579   9,788,230
----------   ----------  ------------  -----------  -----------  ----------
$        0   $ (128,517) $     64,452  $   242,163  $         0  $        0
----------   ----------  ------------  -----------  -----------  ----------

                     See Notes to the Financial Statements.

                             THE TOCQUEVILLE TRUST

                              THE TOCQUEVILLE FUND
                      THE TOCQUEVILLE SMALL CAP VALUE FUND
                    THE TOCQUEVILLE INTERNATIONAL VALUE FUND
                        THE TOCQUEVILLE GOVERNMENT FUND

                         NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
1. ORGANIZATION

  The Tocqueville Trust (the "Trust") was organized as a Massachusetts business trust registered under the Investment Company Act of 1940 as amended, as a di-versified, open-end management investment company. The Trust consists of four separate Funds: The Tocqueville Fund, The Tocqueville Small Cap Value Fund, The Tocqueville International Value Fund (formerly The Tocqueville Europe Fund) and The Tocqueville Government Fund (the "Funds"). The objective of The Tocqueville Fund is long-term capital appreciation, primarily through investments in secu-rities of United States issuers. The objective of The Tocqueville Small Cap Value Fund is long-term capital appreciation primarily through investments in securities of small capitalization United States issuers. The objective of The Tocqueville International Value Fund is long-term capital appreciation primar-ily through investment in securities of issuers located outside the United States. The objective of the Tocqueville Government Fund is to provide high current income consistent with the maintenance of principal and liquidity through investments in obligations issued or guaranteed by the U.S. Treasury or agencies of the U.S. Government. The following is a summary of significant ac-counting principles followed by the Trust in the preparation of its financial statements.

--------------------------------------------------------------------------------
2. SIGNIFICANT ACCOUNTING POLICIES
A) SECURITY VALUATION

  Investments in securities, including foreign securities, traded on an ex-change or quoted on the over-the-counter market are valued at the last sale price or, if no sale occurred during the day, at the mean between closing bid and asked prices, as last reported by a pricing service approved by the Trust-ees. When market quotations are not readily available, or when restricted secu-rities or other assets are being valued, such assets are valued at fair value as determined in good faith by or under procedures established by the Trustees. Short-term investments are stated at cost which, together with accrued inter-est, approximates market value.

--------------------------------------------------------------------------------
B) FEDERAL INCOME TAX

  It is the Trust's policy to comply with the provisions of the Internal Reve-nue Code ("Code") applicable to regulated investment companies and to distrib-ute all of its taxable income to its shareholders. It is also the Trust's in-tention to distribute amounts sufficient to avoid imposition of any excise tax under Section 4982 of the Code. Therefore, no federal income or excise tax pro-vision is required.

--------------------------------------------------------------------------------
C) DEFERRED ORGANIZATION EXPENSES

  Expenses incurred in connection with the organization of The Tocqueville Small Cap Value Fund, The Tocqueville International Value Fund and The Tocqueville Government Fund are being amortized on a straight-line basis over a five-year period from each Fund's commencement of operations.

-------------------------------------------------------------------------------
D) FOREIGN CURRENCY TRANSLATION

  Investments and other assets and liabilities denominated in foreign curren-cies are translated to U.S. dollars at the prevailing rates of exchange. The Tocqueville International Value Fund is engaged in transactions in securities denominated in foreign currencies and, as a result, enters into foreign ex-change contracts. The Tocqueville International Value Fund is exposed to addi-tional market risk as a result of changes in the value of the underlying cur-rency in relation to the U.S. dollar. The value of foreign currency contracts are "marked to market" on a daily basis, which reflects the changes in the market value of the contract at the close of each day's trading, resulting in daily unrealized gains and/or losses. When the contracts are closed, the Fund recognizes a realized gain or loss.

  The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from invest-ments.

  Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the differences between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at the end of the fiscal period, resulting from changes in the exchange rates.

-------------------------------------------------------------------------------
E) USE OF ESTIMATES

  The preparation of financial statements in conformity with generally ac-cepted accounting principles requires management to make estimates and assump-tions that effect the reported amounts of assets and liabilities and disclo-sure of contingent assets and liabilities at the date of the financial state-ments and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

-------------------------------------------------------------------------------
F) OTHER

  Investment and shareowner transactions are recorded no later than the first business day after the trade date. Dividend income is recognized on the ex-dividend date or at the time the Fund becomes aware. Interest income is recog-nized on the accrual basis and market discount is accounted for on a yield to maturity basis from settlement date. The Trust uses the first-in, first-out method for determining realized gain or loss on investments sold for both fi-nancial reporting and federal tax purposes. Distributions to shareholders are recorded on the ex-dividend date. Expenses incurred by the Trust not specifi-cally identified to a Fund are allocated on a basis relative to the size of each Fund's daily net asset value. It is the Trust's policy to take possession of securities as collateral under repurchase agreements and to determine on a daily basis that the value of such securities are sufficient to cover the value of the repurchase agreements.

--------------------------------------------------------------------------------
3. INVESTMENT ADVISORY AND OTHER AGREEMENTS

  Tocqueville Asset Management L.P. ("Tocqueville"), is the investment adviser to the Trust under an Investment Advisory Agreement approved by shareholders on February 26, 1990. For its services, Tocqueville receives a fee from The Tocqueville Fund, payable monthly, at an annual rate of .75% on the first $100 million of its average daily net assets, .70% of the next $400 million of average daily net assets, and .65% of average daily net assets in excess of $500 million. Tocqueville receives a fee from The Tocqueville Small Cap Value Fund, payable monthly, at an annual rate of .75% on the first $100 million of its average daily net assets, .70% of the next $400 million of average daily net assets, and .65% of average daily net assets in excess of $500 million. Tocqueville receives a fee from The Tocqueville International Value Fund, payable monthly, at an annual rate of 1.00% on the first $50 million of its average daily net assets, .75% of the next $50 million of average daily net assets, and .65% of average daily net assets in excess of $100 million. Tocqueville receives a fee from The Tocqueville Government Fund, payable monthly, at an annual rate of .50% on the first $500 million of the Fund's average daily net assets, .40% of the next $500 million of average daily net assets, and .30% of average daily net assets in excess of $1 billion. With respect to The Tocqueville Government Fund, the Adviser has agreed to waive its fee or reimburse expenses to the extent necessary to limit total annual expenses to 1% of the Fund's average daily net assets through November 29, 1999.

  Pursuant to an Administrative Services Agreement, each Fund pays to the Adviser a fee computed and paid monthly at an annual rate of 0.15% of the average daily net assets of the Fund. For the year ended October 31, 1997, the Adviser has made payments of $17,820, $12,153, $16,456 and $10,028 to Firstar Trust Company for services provided under a Sub-Administration agreement for The Tocqueville Fund, The Tocqueville Small Cap Value Fund, The Tocqueville International Value Fund and The Tocqueville Government Fund, respectively.

FOR THE PERIOD ENDED OCTOBER 31, 1997, THE ADVISER WAIVED THE FOLLOWING FEES BY
                                     FUND:

                            TOCQUEVILLE SMALL CAP  INTERNATIONAL GOVERNMENT
                               FUND     VALUE FUND  VALUE FUND      FUND
                            ----------- ---------- ------------- ----------
Advisory Fees waived         $133,423    $54,172      $51,247     $75,162
Administration Fees waived   $      0    $     0      $     0     $22,549
Reimbursement by Advisor     $      0    $     0      $     0     $38,691

  Tocqueville Securities L.P. (the "Distributor") acts as distributor for shares of the Fund and purchases shares of the Fund at net asset value to fill orders as received from investment dealers. For the year ended October 31, 1997, the Distributor received net commissions of $24,680 from the sale of the Trust's shares.

--------------------------------------------------------------------------------

  The Fund has adopted distribution plans related to the sale of shares pursuant to which the Fund may incur distribution expenses in amounts not to exceed 0.25% per annum of the average daily net assets. Such expenses may include, but are not limited to, advertising, printing, and distribution of sales literature, prospectuses and other materials, and payments to dealers and shareholders servicing agents including the Distributor. Under the distribution plans, the Distributor is permitted to carry forward expenses not reimbursed by the distribution fees to subsequent fiscal years for submission to the Fund for payment, subject to the continuation of the Plan. The distributor has informed the trust that, as of October 31, 1997, there were $156,715, $81,751, $72,512 and $33,063 in unreimbursed expenses for The Tocqueville Fund, The Tocqueville Small Cap Value Fund, The Tocqueville International Value Fund, and The Tocqueville Government Fund, respectively.

  Commissions earned by the Distributor for services rendered as a registered broker-dealer in securities transactions for The Tocqueville Fund, The Tocqueville Small Cap Value Fund, The Tocqueville International Value Fund and The Tocqueville Government Fund for the year ended October 31, 1997, were $62,053, $67,534, $4,177 and $64,827, respectively.

--------------------------------------------------------------------------------
4. FUND SHARE TRANSACTIONS

  The Fund currently offers only one class of shares of beneficial interest. On August 16, 1996, all previously existing shares of Class B shares of each Fund were converted at net asset value without the imposition of a deferred sales charge, into Class A shares of an equivalent value. Transactions in Fund shares were as follows:

                                                          TOCQUEVILLE
                                                              FUND
                                                      ---------------------
                                                        AMOUNT      SHARES
                                                      -----------  --------
YEAR ENDED OCTOBER 31, 1997
Class A Shares:
 Shares sold                                          $16,178,975   876,867
 Shares issued to owners in reinvestment of dividends   1,891,528   121,330
 Shares issued on Merger                                        0         0
 Shares redeemed                                       (8,454,915) (457,883)
                                                      -----------  --------
 Net Increase                                         $ 9,615,588   540,314
                                                      -----------  --------
YEAR ENDED OCTOBER 31, 1996
Class A Shares:
 Shares sold                                          $ 7,400,012   497,009
 Shares issued to owners in reinvestment of dividends   2,596,698   191,069
 Shares redeemed                                       (5,743,803) (388,402)
 Shares issued from conversion of Class B                  12,900       848
                                                      -----------  --------
 Net Increase                                         $ 4,265,807   300,524
                                                      -----------  --------
PERIOD FROM NOVEMBER 1, 1995 TO AUGUST 16, 1996:
Class B Shares:
 Shares sold                                          $    72,498     4,899
 Shares issued to owners in reinvestment of dividends          12         1
 Shares redeemed                                          (61,117)   (4,058)
 Conversion to Class A                                    (12,900)     (856)
                                                      -----------  --------
 Net increase (decrease)                              $    (1,507)      (14)
                                                      -----------  --------

  On November 29, 1996, The Tocqueville Government Fund acquired all of the net assets of Ivy Short Term Bond Fund pursuant to a plan of reorganization approved by Ivy Short Term Bond shareholders on November 15, 1996. The acquisition was accomplished by a tax free exchange of shares of The Tocqueville Government Fund for the net assets of Ivy Short Term Bond Fund which aggregated $5,723,220 including unrealized appreciation of $28,973. The combined net assets of The Tocqueville Government Fund immediately after the merger were $15,699,438.

--------------------------------------------------------------------------------


      SMALL CAP                 TOCQUEVILLE                TOCQUEVILLE
        VALUE               INTERNATIONAL VALUE             GOVERNMENT
        FUND                        FUND                       FUND
-----------------------    -------------------------   -----------------------
  AMOUNT        SHARES       AMOUNT        SHARES        AMOUNT       SHARES
-----------    --------    -----------    ---------    ----------    --------
$ 5,334,618     383,306     35,347,849    2,753,233    $6,556,888     651,940
  1,196,250      94,790      1,280,388      107,056       700,343      69,492
          0           0     18,095,391    1,333,485     5,723,220     563,864
 (1,175,595)    (78,096)    (1,415,527)    (113,492)   (5,940,079)   (589,453)
-----------    --------    -----------    ---------    ----------    --------
$ 5,355,273     400,000    $53,308,101    4,080,282    $7,040,372     695,843
-----------    --------    -----------    ---------    ----------    --------
$ 2,925,368     240,431    $15,071,859    1,332,335    $6,770,116     672,706
    523,199      45,103              0            0       342,832      34,393
 (2,632,401)   (210,711)       (88,634)      (7,382)   (3,901,015)   (388,010)
     11,099         902              0            0             0           0
-----------    --------    -----------    ---------    ----------    --------
$   827,265      75,725    $14,983,225    1,324,953    $3,211,933     319,089
-----------    --------    -----------    ---------    ----------    --------
$    11,000         909    $         0            0    $        0           0
          9           1              0            0             7           1
       (207)        (17)          (218)         (18)         (206)        (21)
    (11,099)       (909)             0            0             0           0
-----------    --------    -----------    ---------    ----------    --------
$      (297)        (16)   $      (218)         (18)   $     (199)        (20)
-----------    --------    -----------    ---------    ----------    --------

  On May 1, 1997, pursuant to a Plan of Reorganization and Liquidation approved by shareholders on April 29, 1997, the assets of The Tocqueville Asia-Pacific Fund were transferred to The Tocqueville International Value Fund. The reorganization was accomplished by a tax fee exchange of shares of The Tocqueville International Value Fund for the net assets of The Tocqueville Asia-Pacific Fund which aggregated $18,095,391 including $1,674,266 of unrealized depreciation. The combined net assets of The Tocqueville International Value Fund immediately after the merger were $54,615,666.

--------------------------------------------------------------------------------
5. INVESTMENT TRANSACTIONS

  Purchases and sales of investment securities (excluding short-term instru-ments) for the year ended October 31, 1997 were as follows:

                             THE       SMALL CAP   INTERNATIONAL
                         TOCQUEVILLE     VALUE         VALUE      GOVERNMENT
                            FUND         FUND          FUND          FUND
                         -----------  -----------  -------------  -----------
PURCHASES
U.S. Government          $         0  $         0  $          0   $26,085,243
Other                     22,969,817   16,457,899    56,534,076             0
                         -----------  -----------  ------------   -----------
                         $22,969,817  $16,457,899  $ 56,534,076   $26,085,243
                         -----------  -----------  ------------   -----------
SALES
U.S. Government          $         0  $         0  $          0   $28,857,000
Other                     25,080,359   13,886,229    27,038,593             0
                         -----------  -----------  ------------   -----------
                         $25,080,359  $13,886,229  $ 27,038,593   $28,857,000
                         -----------  -----------  ------------   -----------

  Unrealized appreciation (depreciation) at October 31, 1997 based on cost of securities for Federal tax purposes is as follows:

                             THE       SMALL CAP   INTERNATIONAL
                         TOCQUEVILLE     VALUE         VALUE      GOVERNMENT
                            FUND         FUND          FUND          FUND
                         -----------  -----------  -------------  -----------
Gross unrealized appre-
 ciation                 $19,989,818  $ 4,421,369  $  5,508,198   $    26,705
Gross unrealized depre-
 ciation                    (694,486)    (239,539)  (18,693,090)         (705)
                         -----------  -----------  ------------   -----------
Net unrealized
 appreciation
 (depreciation)          $19,295,332  $ 4,181,830  $(13,184,892)  $    26,000
                         -----------  -----------  ------------   -----------
Cost of investments      $43,179,754  $16,456,481  $ 62,184,597   $15,858,819
                         -----------  -----------  ------------   -----------

  At October 31, 1997, Tocqueville Government Fund had tax basis capital losses of $658,000 which arose from the merger with Ivy Short Term Bond Fund described in Note 4. Such losses may be carried over to offset future capital gains through 2003.

  At October 31, 1997, Tocqueville International Value Fund had tax basis capi-tal losses of 477,000 which may be carried over to offset future capital gains. Of this amount $213,000 arose from the merger with Tocqueville Asia Pacific Fund described in Note 4. Such losses may be carried over to offset future cap-ital gains through 2005.

                             THE TOCQUEVILLE TRUST
--------------------------------------------------------------------------------
INDEPENDENT AUDITOR'S REPORT

To the Board of Trustees and Shareholders
 The Tocqueville Trust

We have audited the accompanying statements of assets and liabilities, includ-ing the investment portfolios, of The Tocqueville Trust, including The Tocqueville Fund, The Tocqueville Small Cap Value Fund, The Tocqueville Inter-national Value Fund and The Tocqueville Government Fund, as of October 31, 1997, and the related statements of operations, the statements of changes in net assets, and the financial highlights for the periods indicated in the ac-companying financial statements. These financial statements and financial high-lights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing stan-dards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial high-lights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of Oc-tober 31, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement pre-sentation. We believe that our audits provide a reasonable basis for our opin-ion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Tocqueville Fund, The Tocqueville Small Cap Value Fund, The Tocqueville Inter-national Value Fund, and The Tocqueville Government Fund series of The Tocqueville Trust as of October 31, 1997, the results of their operations, the changes in their net assets, and their financial highlights, for the periods indicated, in conformity with generally accepted accounting principles.


                                                     /s/ McGladrey & Pullen, LLP

New York, New York
November 25, 1997

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                              Investment Adviser
                       Tocqueville Asset Management L.P.
                                 1675 Broadway
                              New York, NY 10019
                             Phone: (212) 698-0800



                                  Distributor
                          Tocqueville Securities L.P.
                                 1675 Broadway
                              New York, NY 10019
                             Phone: (212) 698-0800



                           Shareholders' Servicing,
                         Custodian and Transfer Agent
                             Firstar Trust Company
                             Mutual Fund Services
                                 P.O. Box 701
                           Milwaukee, WI 53201-0701
                        Toll Free Phone: (800) 697-3863



                               Board of Trustees
                          Francois Sicart - Chairman
                             Bernard F. Combemale
                               James B. Flaherty
                                  Inge Heckel
                            Robert W. Kleinschmidt
                             Francois Letaconnoux